EXHIBIT (q)(2)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Capital Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Growth Portfolio and Utilities Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                            Title                       Date
       ---------                            -----                       ----


/s/ Duncan W. Richardson      President, Principal Executive        July 1, 2003
----------------------------  Officer
Duncan W. Richardson


/s/ William J. Austin, Jr.    Treasurer and Principal Financial     July 1, 2003
----------------------------  and Accounting Officer
William J. Austin, Jr.


/s/ Jessica M. Bibliowicz                 Trustee                   July 1, 2003
----------------------------
Jessica M. Bibliowicz


/s/ James B. Hawkes                       Trustee                   July 1, 2003
----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                   Trustee                  July 1, 2003
----------------------------
Samuel L. Hayes, III


/s/ William H. Park                        Trustee                  July 1, 2003
----------------------------
William H. Park


/s/ Ronald A. Pearlman                     Trustee                  July 1, 2003
----------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                        Trustee                 July 1, 2003
----------------------------
Norton H. Reamer

/s/ Lynn A. Stout                           Trustee                 July 1, 2003
----------------------------
Lynn A. Stout